WABASH NATIONAL CORPORATION Raymond James Institutional Investors Conference March 1, 2021

2 2 Safe Harbor Statement & Non-GAAP Financial Measures This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey Wabash National Corporation's (the "Company") current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding our ability to effectively manage and operate our business given the ongoing uncertainty caused by the COVID-19 pandemic; the highly cyclical nature of our business; demand for our products; the relative strength or weakness of the overall economy; our expected revenues, income or loss; our ability to achieve sustained profitability; dependence on industry trends; our strategic plan and plans for future operations; availability and pricing of raw materials, including the impact of tariffs or other international trade developments; the level of competition that we face; reliance on certain customers, suppliers and corporate relationships; our ability to develop and commercialize new products; acceptance of new technologies and products; export sales and new markets; engineering and manufacturing capabilities and capacity, including our ability to attract and retain qualified personnel; government regulations; the outcome of any pending litigation or notice of environmental dispute; the risks associated with climate change and related government regulation; availability of capital and financing, including for working capital and capital expenditures; our ability to manage our indebtedness; our ability to effectively integrate Supreme and realize expected synergies and benefits from the Supreme acquisition; and assumptions relating to the foregoing. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial measures, including operating EBITDA, free cash flow, adjusted operating income (loss), adjusted net income (loss), adjusted earnings per share, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net (loss) income, and reconciliations to GAAP financial statements should be carefully evaluated. Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt issuance costs expensed within General & administrative expenses related to the closing of the New Term Loan Credit Agreement, impairment and other, net, and other non-operating income and expense (which includes loss on debt extinguishment charges). Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income (loss) and net income (loss), is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating EBITDA to net income (loss) is included in the appendix to this presentation. Free cash flow is defined as net cash provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash provided by operating activities is included in the appendix to this presentation. Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating income (loss) to operating income (loss), the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted net income and adjusted earnings per diluted share each reflect adjustments for sale of assets, non-cash impairment and debt transactions, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income (loss) and diluted net income (loss) per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of adjusted net income and adjusted earnings per diluted share to net income (loss) and net income (loss) per diluted share is included in the appendix to this presentation.

3 3 Wabash National – Changing How the World Reaches You Key Messages ▪ Wabash National is the leader in transportation solutions with a portfolio of equipment spanning from First to Final Mile. ▪ Refreshed vision, mission & purpose pair with organizational realignment to support strategy ▪ Exceptional 2020 financial performance: 14 percent decremental margin, $104M of free cash flow ▪ Exciting growth opportunities within Cold Chain, Home Delivery and Parts & Services. ▪ Wabash National is uniquely incentivized to align with ESG trends as weight reduction, improved aerodynamics and enhanced thermal efficiency add value for customers.

4 4 66% 17% 17% Commercial Trailer Products Diversified Products Final Mile Products Revenue by Segment 2018 - 2020 average Wabash at a Glance (NYSE: WNC) 4 To be the innovation leader of engineered solutions for the transportation, logistics and distribution industries 1985 Lafayette, IN ~$900M1 ~5,800 16 $1.5B 1.5% $104M Founded Headquarters Market-cap Global Employees Manufacturing Locations 2020 Revenue 2020 Adjusted Operating Margin² 2020 Free Cash Flow 1 As of 02/09/2021. ²2020 Operating Income adjusted for non-cash impairment, debt transactions, and the impact of sale and divestiture. Vision

5 5 Portfolio of Engineered Solutions Leading Brands in Diverse End Markets and Industries 5 $1.0B1 COMMERCIAL TRAILER PRODUCTS (CTP) $294M1 DIVERSIFIED PRODUCTS GROUP (DPG) $218M1 FINAL MILE PRODUCTS (FMP) ▪ Dry and Refrigerated Van Trailers ▪ Platform Trailers ▪ Aftermarket Parts and Service ▪ Tank Trailers and Truck-Mounted Tanks ▪ Composite Panels and Products ▪ Food, Dairy and Beverage Equipment ▪ Containment and Aseptic Systems ▪ Aftermarket Parts and Service ▪ Truck-Mounted Dry Bodies ▪ Truck-Mounted Refrigerated Bodies ▪ Service and Stake Bodies ▪ FRP Panel Sales ▪ Upfitting Parts and Services 1 2020 Revenue

6 6 Broadening Exposure Across Transportation, Logistics and Distribution Our Portfolio of Solutions Spans First to Final Mile FIRST MILE MIDDLE MILE FINAL MILE ▪ Long-haul routes of goods ▪ Driven by freight activity ▪ Traditional First Mile carriers can no longer ignore Middle and Final Mile opportunities ▪ Products moved into or redistributed among fulfillment centers ▪ Driven by strategic positioning of goods to allow for 2-day delivery or less ▪ Delivery of goods to home or final destination ▪ Driven by strong growth in e-Commerce ▪ Positioning to be a more strategic player in Final Mile: invest in technology; focus on operational excellence; disciplined and strategic M&A

7 7 Purpose To change how the world reaches you Vision To be the innovation leader of engineered solutions for the transportation, logistics and distribution industries Mission To enable our customers to succeed with breakthrough ideas and solutions that help them move everything from first to final mile Our Future Will be Built as One Wabash Refreshed Purpose, Vision, Mission Drive Alignment with Strategic Plan

8 8 Change is Underway: Strategy, Organization & Culture Organizing to Enable our Strategy • Unified sales organization, focused on creating value for customers • Elimination of silos across businesses, fully integrating prior acquisitions • Acceleration of Wabash Management System implementation to drive process discipline and continuous improvement • Standardizing processes and integrating systems, readying the backbone of the company for future growth • Right-sized cost structure, reducing layers, simplifying the organization • Footprint optimization & rationalization Catalyst for Change: Helping our Customers Move Everything from First to Final Mile Strategy Focused • Strategic focus narrowed - able to scale core competencies by growing in and around core markets with known customers • Increased commitment to leverage innovation to provide differentiated, breakthrough solutions for customers • “One Wabash” approach to our customers and business • We have an exciting future; engineering the equipment that will support changes in transportation, logistics and distribution

9 9 2019 2020 thru 2022 Customers Employees Shareholders • Streamlined commercial structure to facilitate ease of interaction • Enhanced ability to innovate to support rapidly changing transportation needs • Strategic partner with a diverse portfolio of transportation equipment • Improved cost structure ($20M cost-out) through elimination of redundancies • Accelerating growth through greater customer intimacy increasing share of wallet • Enhanced focus on margin accretive Parts & Service initiative • Broader span of control, reducing organizational complexity • Stronger company with greater focus on innovation and exciting growth markets • Opportunities for career development across diverse transportation equipment products New Organizational Structure Benefits All Stakeholders

10 10 2019 2020 thru 2022 Wabash National 2020 Performance Highlights 61 110 73 111 158 118 78 109 104 2012 2013 2014 2015 2016 2017 2018 2019 2020 Free Cash Flow ($M) Revenue has experienced cycles, but Free Cash Flow has been stable • Rapid action on cost control resulted in 2020 decremental margin of 14 percent • 2020 trough free cash flow generation consistent with peak years • Maintained dividend throughout crisis as a sign of more resilient portfolio and strong free cash flow profile

11 11 2019 2020 thru 2022 Wabash National 2021 Outlook Highlights Significant Ramp in ‘21 to Facilitate Strong Run-Rates, Profitability into ‘22 ▪ Revenue up 30%+ to $1.95 billion ▪ Adjusted Operating Margin¹ up 250bps to 4.0 percent • $20M annualized run-rate cost savings from organizational realignment in 2020 to be sustained ▪ Adjusted EPS² up 400% to $0.75 ▪ 2021 Incremental margins in the low-teens on material cost and labor ramp-up ▪ Anticipate return to normalized 20 percent incremental margin from ’21 to ‘22 ¹2020 Operating Income adjusted for non-cash impairment, debt transactions, and the impact of sale and divestiture. 2021 guidance assumes no non-GAAP adjustments. ²2020 Earnings Per Share adjusted for non-cash impairment, debt transactions, the impact of sale and divestiture, and the related tax effects of these adjustments. 2021 guidance assumes no non-GAAP adjustments.

12 12 2019 2020 thru 2022 Cold Chain Home Delivery Parts & Services • Expand share in markets driven by movement of goods through the temperature- controlled cold chain • Bring differentiated solutions to create customer value by leveraging innovative technology offerings (Molded Structural Composite, eNow, Gruau refrigerated inserts) • Organic growth opportunities within trailer repair and truck body upfitting • Unify historically disparate parts & services revenue streams to drive alignment and growth focus • Grow within the rapidly expanding market for home delivery of goods • Augment truck body with refreshed product offerings • Leverage portfolio of lighter-weight composite technology to partner with electric chassis manufacturers Strategic Platforms to Facilitate Growth Beyond Cycle

13 13 2019 2020 thru 2022 Environmental Social Governance • Best in class pedigree of innovating to help customers lower emissions by reducing weight, improving aerodynamics and enhancing thermal efficiency • DuraPlate Cell Core composite technology reduces trailer weight by 300lbs, lowering customer emissions • Molded Structural Composite boosts thermal efficiency of refrigerated trailers by about 30% while reducing weight by approximately 20% • Leverage the leadership of an engaged, diverse, and independent Board of Directors to ensure the highest standards of integrity and that the business is managed in the best interest of the company’s stakeholders • Best practices include: director independence, separate chairman and CEO roles, board diversity, stock ownership guidelines, pay for performance • Support a culture focused on inclusion, equity, and diversity • Work for the betterment of our communities through our devotion to philanthropy, volunteerism, and charitable giving MSC Refrigerated Trailer ESG Focus

14 14 Appendix

15 15 2019 2020 thru 2022 Wabash National 2020 Performance Highlights Free Cash Flow & Adjusted Net Income ($M) Revenue has experienced cycles, but Free Cash Flow has been stable • Rapid action on cost control resulted in 2020 decremental margin of 14 percent • 2020 trough free cash flow generation consistent with peak years • Maintained dividend throughout crisis as a sign of more resilient portfolio and strong free cash flow profile $61 $110 $73 $111 $158 $118 $78 $109 $104 $65 $48 $63 $103 $122 $86 $84 $90 $8 2012 2013 2014 2015 2016 2017 2018 2019 2020 Free Cash Flows Adjusted Net Income

16 1616 16 Prudent Balance Sheet Management and Balanced Capital Allocation Strategy ▪ Manage the business for long-term value creation while protecting the short-term ▪ Focused on maintaining healthy levels of liquidity to support growth opportunities ▪ Net working capital of ~10% of revenue ▪ Reduced CapEx during COVID-19 pandemic, increasing requirements for 2021 ▪ $20M for 2020 or 1.4% of revenue ▪ Capital expenditures / R&D support organic growth and commercialization of new products in near term; longer-term M&A opportunities ▪ Strong free cash generation supports balanced capital allocation strategy and future growth Flexible and Patient Capital Structure 1 Liquidity is defined as cash on hand plus available borrowing capacity on revolving credit facility. $126 $224 $254 $290 $348 $333 $361 $300 $308 $384 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Liquidity1 ($M) 1.3x 3.2x 1.9x 1.2x 0.6x 0.3x 1.9x 2.0x 1.7x 3.2x 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net Debt to Operating EBITDA

17 17 BALANCED CAPITAL ALLOCATION STRATEGY Managing the business for the long-term while protecting the short-term LIQUIDITY Target net debt leverage of < 2.0x in next 12-24 months1 Monitor for opportunities to de-lever and lower gross debt < 3.0x1 DEBT MANAGEMENT Capital expenditures / R&D to support organic growth and productivity initiatives as well as commercialization of new products in near term REINVEST FOR GROWTH Maintain regular quarterly dividend Current dividend yield of 1.8%2 DIVIDEND Offset dilution from stock-based compensation while opportunistically repurchasing based on market conditions SHARE REPURCHASES 1 Assumes no significant acquisitions or capital market transactions. 2 As of 2/17/2021.

18 18 Reconciliation of Adjusted Segment Operating Income Unaudited - dollars in thousands Twelve Months Ended December 31, 2020 2019 Commercial Trailer Products Income from operations $ 79,662 $ 145,877 Adjustments: Impairment 377 — Gain on sale of Columbus branch (2,257) — Adjusted operating income 77,782 145,877 Diversified Products Income from operations 1,563 29,748 Adjustments: Impairment 10,971 — Loss on divestiture of Beall brand 2,119 — Adjusted operating income 14,653 29,748 Final Mile Products Income (loss) from operations (123,585) 9,804 Adjustments: Impairment 95,766 — Adjusted operating (loss) income (27,819) 9,804 Corporate Loss from operations (43,248) (42,643) Adjustments: Debt transactions 1,156 — Adjusted operating loss (42,092) (42,643) Consolidated Income (loss) from operations (85,608) 142,786 Adjustments: Impairment 107,114 — Debt transactions 1,156 — Gain on sale of Columbus branch (2,257) — Loss on divestiture of Beall brand 2,119 — Adjusted operating income $ 22,524 $ 142,786

19 19 Reconciliation of Adjusted Diluted Earnings Per Share Adjusted Diluted EPS1: Twelve Months Ended December 31, 2020 2019 Diluted earnings per share $ (1.84) $ 1.62 Adjustments: Debt transactions2 0.03 — Impairment 2.01 — Gain on sale of Columbus branch (0.04) — Loss on divestiture of Beall brand 0.04 — Tax effect of aforementioned items (0.05) — Adjusted diluted earnings per share $ 0.15 $ 1.62 Weighted average diluted shares outstanding 53,446 55,290 Unaudited - dollars in thousands 1 Adjusted diluted earnings per share reflect adjustments for non-cash impairment, debt transactions, and the impact of sales and divestitures, and the related tax effects of these adjustments. 2 Debt transactions include debt issuance costs within General & administrative expenses related to the closing of the New Term Loan Credit Agreement and loss on debt extinguishment charges included in Other, net.

20 20 Other Non-GAAP Reconciliations Unaudited - dollars in millions ¹ Totals for Adjusted Net Income and Free Cash Flow may not foot due to rounding of individual items to nearest million. Adjusted Net Income (1) : 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net income (loss) 106$ 47$ 61$ 104$ 119$ 111$ 69$ 90$ (97)$ Adjustments: Facility transactions - - - (8) - (7) (10) - (2) Acquisition expenses and related charges 14 - - - - 15 1 - - Impact of acquired profit in inventories and short term intangible amortizatoin 4 - - - - - - - - Debt transactions - 1 1 6 2 1 - - 1 Impairment - - - 1 2 - 25 - 107 Loss on divestiture of Beall brand - - - - - - - 2 Tax effect of aforementioned items - - - - (1) (3) (4) - (3) Other discrete tax adjustments (59) - 1 - - (31) 3 - - Adjusted net income $ 65 $ 48 $ 63 $ 103 $ 122 $ 86 $ 84 $ 90 8$ Free Cash Flow (1) : 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net cash provided by (used in) operating activities 76$ 129$ 93$ 132$ 179$ 144$ 112$ 146$ 124$ Capital expenditures (15) (18) (20) (21) (20) (26) (34) (38) (20) Free cash flow 61$ 110$ 73$ 111$ 158$ 118$ 78$ 109$ 104$

21 21 Other Non-GAAP Reconciliations1 (cont’d) Unaudited - dollars in millions ¹ Totals for Operating EBITDA and Net Debt may not foot due to rounding of individual items to nearest million. Operating EBITDA 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net (loss) income $ 15 $ 106 $ 47 $ 61 $ 104 $ 119 $ 111 $ 69 $ 90 $ (97) Income tax (benefit) expense 0 (57) 31 38 59 66 11 27 28 (12) Interest expense 4 22 26 22 20 16 16 29 27 24 Depreciation and amortization 16 26 38 39 38 37 35 41 42 48 Stock-based compensation 3 5 7 8 10 12 10 10 9 5 Debt transactions - - - - - - - - - 1 Impairment and other, net - - - - 1 2 - 25 - 106 Acquisition expenses and related charges - 17 1 - - - 13 0 - - Other, net 0 0 (1) 2 (2) 1 (8) (14) (2) (1) Operating EBITDA $ 39 $ 119 $ 150 $ 169 $ 229 $ 253 $ 189 $ 187 $ 194 $ 74 Debt 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Total Debt & Capital Leases $ 70 $ 455 $ 396 $ 352 $ 326 $ 241 $ 559 $ 512 $ 461 $ 454 Total Cash 20 81 113 146 179 163 192 133 141 218 Net Debt $ 50 $ 374 $ 282 $ 206 $ 147 $ 78 $ 367 $ 379 $ 320 $ 237 Net Debt Leverage 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net Debt to Operating EBITDA 1.3x 3.2x 1.9x 1.2x 0.6x 0.3x 1.9x 2.0x 1.7x 3.2x